EXHIBIT 99.3

ANVIA HOLDINGS CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between ANVIA Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”) and XSEED PTY. LTD.(“XSEED”).

Anvia Holdings Corporation

Pro Forma

Balance Sheet - Unaudited

March 31, 2019

	Anvia Holdings Corporation March 31, 2019	XSEED PTY. LTD. March 31, 2019	Proforma Adjustments	Proforma As Adjusted
Assets
Current assets
Cash and cash equivalents	$188,603	$5,048	$-	$193,651
Accounts receivable	376,184	106,440	-	482,624
Other receivables	363,514	8,654	-	372,168
Total Current Assets	928,301	120,142	-	1,048,443

Property, plant and equipment, net	440,831	15,718	-	456,549
Intangible assets	6,929	-	-	6,929
Other investments	912,294	-	-	912,294
Goodwill	2,937,263	-	468,141	3,405,404
Total Non-Current Assets	4,297,317	15,718	468,141	4,781,176

Total Assets	5,225,618	135,860	468,141	5,829,619

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Account payables	$49,766	$60,072	$-	$109,838
Accounts payable and accrued liabilities	2,262,788	60,050	-	2,322,838
Embedded Conversion option liability	9,232,412	-	-	9,232,412
Convertible notes payable	1,575,858	-	-	1,575,858
Amount owing to Directors	503,940	-	-	503,940
Borrowings	-	120,556	355,200	475,756
Provision for taxation	589,242	8,123	-	597,365
Total Current Liabilities	14,214,006	248,801	355,200	14,818,007

Total Liabilities	14,214,006	248,801	355,200	14,818,007

Stockholders’ Equity
Series A Preferred stock, $0.0001 par value, 100,000,000 shares authorized; 42,257,877 shares issued and outstanding at March 31, 2019	4,226	8	(8)	4,226
Discount on common stock	(500)	-	-	(500)
Additional paid-in capital	2,633,127	-	-	2,633,127
Stock subscriptions	(262,768)	-	-	(262,768)
Accumulated deficit	(11,246,233)	(111,069)	111,069	(11,246,233)
Accumulated other comprehensive loss	(118,560)	(1,880)	1,880	(118,560)
Total Anvia Holdings Corporation stockholders’ equity	(8,990,708)	(112,941)	112,941	(8,990,708)
Non-controlling interest	2,320	-	-	2,320
Total Stockholders’ Equity	(8,988,388)	(112,941)	112,941	(8,988,388)
Total Liabilities and Stockholders’ Equity	$5,225,618	$135,860	$468,141	$5,829,619

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the three months ended March 31, 2019

(Unaudited)

	Anvia Holdings Corporation	XSEED PTY. LTD.
	Three Months Ended	Three Months Ended		Proforma
	March 31, 2019	March 31, 2019	Proforma Adjustment	As Adjusted

Revenue	$1,678,069	$207,227	$-	$1,885,296
Cost of goods sold	(49,876)	(140,788)	-	(190,664)
Gross Profit	1,628,193	66,439	-	1,694,632

Operating Expenses
General and administrative	(2,464,282)	(231,822)	-	(2,696,104)
Other income	1,321	-	-	1,321
Operating Expenses	(2,940,793)	-	-	(2,940,793)

Loss From Operations	(3,775,561)	(165,383)	-	(3,940,944)

Finance costs
Interest expense	(4,621,821)	(485)	-	(4,622,306)

Loss Before Income Taxes	(8,397,382)	(165,868)	-	(8,563,250)

Provision for income taxes	-	(597)	-	(597)

Net Loss	(8,397,382)	(166,465)	-	(8,563,847)
Net income loss attributable to the non-controlling interest	(412)	-	-	(412)
Net Loss Attributable To The Shareholders of The Company	$(8,397,794)	$(166,465)	$-	$(8,564,259)

Other comprehensive expense:
Foreign currency translation gain	8,571	847	-	9,418
Comprehensive loss	(8,389,223)	(165,618)	-	(8,554,841)

Other comprehensive income attributable to non-controlling interests	(112)	-	-	(112)
Total Comprehensive Loss Attributable To The Shareholders of The Company	$(8,389,335)	$(165,618)	$-	$(8,554,953)

Basic and Diluted Loss per Common Share	$(0.20)	$(16,562)	-	$(0.20)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	10	(10)	42,257,877

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the year ended December 31, 2018

(Audited)

	Anvia Holdings Corporation December 31, 2018	XSEED PTY. LTD. December 31, 2018		Proforma Adjustment		Proforma As Adjusted

Revenue	$690,680		$1,806,013		$-		$2,496,693
Cost of goods sold	(80,370)		(738,132)		-		(818,502)
Gross Profit	610,310		1,067,881		-		1,678,191

Operating Expenses
General and administrative	(1,357,024)		-		-		(1,357,024)
Other income	12,182		11,062		-		23,244
Operating Expenses	(551,561)		(1,201,500)		-		(1,753,061)

Loss From Operations	(1,286,093)		(122,557)		-		(1,408,650)

Finance costs
Interest expense	(1,277,417)		(605)		-		(1,278,022)

Loss Before Income Taxes	(2,563,510)		(123,162)		-		(2,686,672)

Provision for income taxes	-		(5,909)		-		(5,909)

Net Loss	(2,563,510)		(129,071)		-		(2,692,581)
Net (income) loss attributable to the non-controlling interest	16,009		-		-		16,009
Net Loss Attributable To The Shareholders of The Company	$(2,547,501)		(129,071)		-		(2,676,572)
		$		$		$
Other comprehensive expense:
Foreign currency translation gain (loss)	(15,920)		(11,503)		-		(27,423)
Comprehensive loss	(2,563,421)		(140,574)		-		(2,703,995)

Other comprehensive income attributable to non-controlling interests	564		-		-		564
Total Comprehensive Loss Attributable To The Shareholders of The Company	$(2,562,857)		(140,574)		-		(2,703,431)

Basic and Diluted Loss per Common Share	$(0.06)		$(14,057)		$-		$(0.06)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877		10		(10)		42,257,877

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On May 4, 2019 Anvia Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, entered into an agreement with XSEED PTY LTD.(“XSEED”) and XSEED’s shareholders whereby the Company 10 common shares were acquired at $500,000 in cash.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2019 balance sheet of XSEED after giving effect to the acquisition with Anvia Holdings Corporation. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2019 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of XSeed included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform XSEED’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 is presented as if the XSEED acquisition had occurred on March 31, 2019 and combines the historical balance sheet of the Company at March 31, 2019 and the historical balance sheet of XSEED at March 31, 2019.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and XSEED for the period ended March 31, 2019 are presented as if the acquisition had taken place on March 31, 2019. The pro forma statement of operations and comprehensive loss for the period ended March 31, 2019 combines the historical results of the Company for the three months ended March 31, 2018 and the historical results of XSEED for three months ended March 31, 2019.

The unaudited pro forma combined statement of operations and comprehensive loss for the year ended March 31, 2019 has been prepared by combining the Company’s historical consolidated statement of operations for the period ended March 31, 2019, with the historical consolidated statement of income of XSEED for the period ended March 31, 2019.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To eliminate the equity account of XSSED incurred before the date of the acquisition and adjust share capital of XSEED.
●	To record the acquisition through debt financing.

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